UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) updates information provided on a Form 8-K filed on February 20, 2020 relating to disclosures made under Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers, associated with The GEO Group, Inc.’s (the “Company” or “GEO”) announcement of J. David Donahue's intention to retire effective April 10, 2020 and Blake Davis' succession as Senior Vice President, President, GEO Secure Services. The sole purpose of this Amendment is to disclose an update to those planned actions.

Section 5	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on February 13, 2020, GEO received formal notice from J. David Donahue, GEO's Senior Vice President, President, GEO Secure Services, of his intention to retire effective April 10, 2020. On March 19, 2020, Mr. Donahue decided to delay his retirement until July 11, 2020.  The Company believes Mr. Donahue's delayed retirement will be helpful in addressing the challenges and impacts of the Coronavirus.  As a result of Mr. Donahue's delayed retirement, Mr. Donahue will remain as Senior Vice President of GEO Secure Services until July 11, 2020.

As previously disclosed, Blake Davis was scheduled to succeed Mr. Donahue as Senior Vice President, President, GEO Secure Services effective April 10, 2020.  Based upon Mr. Donahue's delayed retirement, Mr. Davis will begin working in the position of President of GEO Secure Services effective April 10, 2020.  Upon Mr. Donahue's retirement on July 11, 2020, Mr. Davis will become Senior Vice President, President of GEO Secure Services.

Mr. Donahue's current compensation arrangements will continue until his new retirement date. GEO and Mr. Donahue intend to enter into a consulting agreement pursuant to which Mr. Donahue will serve as a consultant to GEO for a three year period effective July 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

March 25, 2020	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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